UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

Premier Air Charter Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56312	99-0385465
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification No.)

2006 Palomar Airport Road, Suite 210, Carlsbad, California 92011

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Office)

Registrant’s telephone number, including area code 858-239-0788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/a	N/a	N/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 11, 2025, Premier Air Charter Holdings Inc., a Nevada corporation (the “Company”), entered into two separate Conversion Agreements (collectively, the “Conversion Agreements”) pursuant to which the Company agreed to settle an aggregate of $2,932,195 in outstanding indebtedness owed by its wholly owned subsidiary, Premier Air Charter, Inc., in exchange for the issuance of 45,680 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”).

The Conversion Agreements are as follows:

1.	Conversion Agreement with Innoworks Employment Services, Inc. – The Company agreed to settle $2,565,646 of debt in exchange for 39,970 shares of Series A Preferred Stock.
2.	Conversion Agreement with Prime Loan – The Company agreed to settle $366,549 of debt in exchange for 5,710 shares of Series A Preferred Stock.

Each Conversion Agreement provides that, upon execution, the applicable debt is fully extinguished and the Company will issue the corresponding Series A Preferred Stock within ten (10) business days. The Series A Preferred shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and will bear restrictive legends.

The foregoing summary of the Conversion Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On November 11, 2025, the Company agreed to issue an aggregate of 45,680 shares of Series A Preferred Stock in connection with the debt conversion transactions described in Item 1.01 above. The issuance was made in reliance upon the exemption from registration provided by Section 4(a)(2) thereof. No general solicitation was used, and each holder represented that it is an accredited investor and that it was acquiring the securities for investment purposes only.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2025, the Company filed a Certificate of Amendment to Designation – After Issuance of Class or Series with the Nevada Secretary of State, increasing the authorized number of shares of Series A Preferred Stock from 100,000 to 155,000 shares. All other terms, rights, preferences, and privileges of the Series A Preferred Stock remain unchanged.

The amendment was approved by the Board of Directors and by written consent of the sole holder of the outstanding Series A Preferred Stock pursuant to NRS 78.1955.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Designations of Preferences and Rights of Series A Preferred Stock, filed November 7, 2025
3.2	Certificate of Designations of Preferences and Rights of Series A Preferred Stock, filed August 6, 2025 (1)
3.3	Certificate of Amendment to Designations of Preferences and Rights of Series A Preferred Stock, filed October 21, 2025 (2)
10.1	Conversion Agreement dated November 11, 2025, by and between the Company and Innoworks Employment Services, Inc.
10.2	Conversion Agreement dated November 11, 2025, by and between the Company and Prime Loan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on August 8, 2025
(2)	Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on October 22, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Air Charter Holdings Inc.

Date: November 13, 2025	By:	/s/ Sandra J. DiCocco Bonar
	Name:	Sandra J. DiCocco Bonar
	Title:	Chief Executive Officer

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